Exhibit 99.1

Champion Homes Appoints Dave McKinstray as EVP, Chief Financial Officer and Treasurer

TROY, Mich. – December 2, 2025 – Champion Homes, Inc. (NYSE: SKY) (“Champion Homes”) today announced that Dave McKinstray has been appointed Executive Vice President, Chief Financial Officer and Treasurer, effective January 12, 2026. Mr. McKinstray will succeed Laurie Hough, who will be retiring after more than 20 years with the Company. Ms. Hough will remain with the Company through May 31, 2026, to help ensure a smooth transition of the CFO responsibilities.

Mr. McKinstray was selected after a thorough search process. He is a seasoned finance and accounting executive with more than 18 years of experience leading finance organizations and driving major operational initiatives across consumer products and manufacturing businesses. He most recently served as Senior Vice President and Chief Financial Officer at WK Kellogg, where he played key financial and operational roles, including building the financial infrastructure of the newly independent public entity, leading the design and implementation of the company’s multi-year margin enhancement strategy, overseeing core finance functions and directing the transformation of its operations. He also guided the company through its subsequent acquisition by Ferrero. Prior to the spin-off, Mr. McKinstray held senior finance roles at Kellogg Company, including CFO roles at the North America Cereal, U.S. Snacks and U.S. Retail Sales businesses. In those positions, he oversaw capital allocation priorities and corporate development, leading strategic initiatives that included improvements across planning and operations.

“Dave is a dynamic and strategic CFO with a record of delivering in complex environments and partnering closely with business leaders to drive growth and execution,” said Tim Larson, President and Chief Executive Officer of Champion Homes. “He offers a unique combination of strategic insight, operational rigor and consumer focus, and I am confident he is well-suited to help drive Champion Homes’ growth and performance across all our stakeholders.”

Mr. McKinstray said, "Champion Homes has a long and impressive history of delivering much-needed housing solutions, and I am very pleased to join Tim and the rest of the team at such an exciting time in the Company’s evolution and growth trajectory.”

“On behalf of the Board and the entire Champion Homes team, I want to thank Laurie for her more than 20 years of service to the Company, including the past nine as CFO,” continued Mr. Larson. “She has helped build Champion Homes into the industry leader it is today by guiding our finance functions, as well as supporting key portfolio moves including the reverse merger with Skyline and Champion and strategic manufacturing and retail acquisitions. Her hard work and tireless dedication to the Company have helped position us for continued success, and we wish her all the best in her retirement.”

Ms. Hough said, "My time at Champion Homes has been an extraordinary experience. I am proud of what the Company has accomplished and am grateful to have worked alongside so many talented people who are deeply committed to providing affordable housing solutions. I look forward to collaborating with Dave and the leadership team to ensure a thoughtful and seamless transition."

About Champion Homes, Inc.

Champion Homes, Inc. (NYSE: SKY) is a leading producer of factory-built housing in North America and employs approximately 9,000 people. With more than 70 years of homebuilding experience and 46 manufacturing facilities throughout the United States and western Canada, Champion Homes is well positioned with an innovative portfolio of manufactured and modular homes, ADUs, park-models and modular buildings for the single-family, multi-family, and hospitality sectors.

In addition to its core home building business, Champion Homes provides construction services to install and set-up factory-built homes, operates a factory-direct retail business with 82 retail locations across the United States, and operates Star Fleet Trucking, providing transportation services to the manufactured housing and other industries from several dispatch locations across the United States.

Champion Homes builds homes under some of the most well-known brand names in the factory-built housing industry including Champion Homes, Genesis Homes, Skyline Homes, Regional Homes, Athens Park Models, Dutch Housing, Atlantic Homes, Excel Homes, Homes of Merit, New Era, J. Redman Homes, ScotBilt Homes, Shore Park, Silvercrest, Titan Homes in the U.S. and Moduline and SRI Homes in western Canada.

Forward-Looking Statements

Statements in this press release, including certain statements regarding Champion Homes’ expected future results, are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of words such as "believe,"

"expect," "future," "anticipate," "intend," "plan," "foresee," "may," "could," "should," "will," "potential," "continue," or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Champion Homes. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include regional, national and international economic, financial, public health and labor conditions, and the following: supply-related issues, including prices and availability of materials; changes in U.S. trade policies, including tariffs or other trade protection measures; labor-related issues; inflationary pressures in the North American economy; the cyclicality and seasonality of the housing industry and its sensitivity to changes in general economic or other business conditions; demand fluctuations in the housing industry, including as a result of actual or anticipated increases in homeowner borrowing rates; the possible unavailability of additional capital when needed; competition and competitive pressures; changes in consumer preferences for our products or our failure to gauge those preferences; quality problems, including the quality of parts sourced from suppliers and related liability and reputational issues; data security breaches, cybersecurity attacks, and other information technology disruptions; the potential disruption of operations caused by the conversion to new information systems; the extensive regulation affecting the production and sale of factory-built housing and the effects of possible changes in laws with which we must comply; the potential impact of natural disasters on sales and raw material costs; the risks associated with mergers and acquisitions, including integration of operations and information systems; periodic inventory adjustments by, and changes to relationships with, independent retailers; changes in interest and foreign exchange rates; insurance coverage and cost issues; the possibility that all or part of our intangible assets, including goodwill, might become impaired; the possibility that all or part of our investment in ECN Capital Corp. ("ECN") might become impaired; the risks relating to the material weakness, including remediation actions, we previously identified in our internal control over financial reporting; the possibility that our risk management practices may leave us exposed to unidentified or unanticipated risks; the potential disruption to our business caused by public health issues, such as an epidemic or pandemic, and resulting government actions; and other risks set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management's Discussion and Analysis of Financial Condition and Results of Operations” section, and other sections, as applicable, in our Annual Reports on Form 10-K, including our Annual Report on Form 10-K for the fiscal year ended March 29, 2025 previously filed with the Securities and Exchange Commission (“SEC”), as well as in our Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with or furnished to the SEC.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, then the developments and future events concerning Champion Homes set forth in this press release may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. Champion Homes assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Investors
Name: Jason Blair
Email: jablair@championhomes.com
Phone: (248) 614-8211